UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2016
____________________

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)
____________________

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4553 Glencoe Avenue, Los Angeles, California 90292

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable
(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 21, 2016, at the 2016 annual meeting of stockholders (the “Annual Meeting”) for Global Eagle Entertainment Inc. (the “Company” or “we”), our stockholders approved an amendment (the “Equity Plan Amendment”) to the Global Eagle Entertainment Inc. Amended and Restated 2013 Equity Incentive Plan (as so amended by the Equity Plan Amendment, the “Amended Equity Plan”). The Equity Plan Amendment increased the number of shares of Company common stock available for grant under the Equity Incentive Plan by 2,000,000 shares and capped the total value of shares subject to awards that the Company may grant to any non-employee director for services as a director during any year, taken together with any cash fees paid to that director for his or her director service for that year, at $400,000. The effective date of the Amended Equity Plan is April 28, 2016, which is the date that our Board of Directors initially approved it (subject to stockholder approval).

We have provided a description of the Amended Equity Plan under the heading “The Global Eagle Entertainment Inc. Amended and Restated 2013 Equity Incentive Plan, as amended” in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 29, 2016 (the “Proxy Statement”). We incorporate that description herein by reference, which description we have also included as Exhibit 99.1 hereto. We qualify that description in its entirety by reference to the full Amended Equity Plan set forth in Annex A to the Proxy Statement, which we have included as Exhibit 10.1 hereto and incorporate herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) As noted above, we held our Annual Meeting on June 21, 2016.

(b) We set forth below a summary of the final voting results for the proposals that our stockholders considered and voted on at the Annual Meeting.

1.	Election of Directors

Our stockholders elected each of the following director nominees as a Class II director of the Company, to serve for a three-year term expiring at the Company’s annual meeting of stockholders in 2019, or until his respective successor is duly elected and qualified. We set forth below the results of the stockholder vote for each director nominee:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jeff Sagansky	54,184,199	11,921,064	5,161,164
Edward L. Shapiro	64,837,350	1,267,913	5,161,164
Harry E. Sloan	64,672,646	1,432,617	5,161,164

2.	Approval of the Equity Plan Amendment

The Company’s stockholders voted to approve the Equity Plan Amendment, as described under Item 5.02 to this Current Report on Form 8-K. We set forth below the results of the stockholder vote on this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
58,398,275	7,685,391	21,597	5,161,164

3.	Advisory Vote to Approve the Company’s Compensation to its Named Executive Officers for 2015

The Company’s stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers for 2015, as disclosed in the Proxy Statement. We set forth below the results of the stockholder vote on this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,967,427	3,097,400	40,436	5,161,164

4.	Ratification of Auditors

The Company’s stockholders voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. We set forth below the results of the stockholder vote on this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
71,221,027	23,764	21,636	None

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Global Eagle Entertainment Inc. Amended and Restated 2013 Equity Incentive Plan (incorporated by reference to Annex A to the Global Eagle Entertainment Inc. Definitive Proxy Statement on Schedule 14A (File No. 001-35176) filed on April 29, 2016).

99.1	The section entitled “The Global Eagle Entertainment Inc. Amended and Restated 2013 Equity Incentive Plan, as amended” appearing in the Global Eagle Entertainment Inc. Definitive Proxy Statement on Schedule 14A (incorporated by reference to the Global Eagle Entertainment Inc. Definitive Proxy Statement on Schedule 14A (File No. 001-35176) filed on April 29, 2016).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Eagle Entertainment Inc.

Dated: June 23, 2016	By:	/s/ Michael Zemetra
Name: Michael Zemetra
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Global Eagle Entertainment Inc. Amended and Restated 2013 Equity Incentive Plan (incorporated by reference to Annex A to the Global Eagle Entertainment Inc. Definitive Proxy Statement on Schedule 14A (File No. 001-35176) filed on April 29, 2016).

99.1	The section entitled “The Global Eagle Entertainment Inc. Amended and Restated 2013 Equity Incentive Plan, as amended” appearing in the Global Eagle Entertainment Inc. Definitive Proxy Statement on Schedule 14A (incorporated by reference to the Global Eagle Entertainment Inc. Definitive Proxy Statement on Schedule 14A (File No. 001-35176) filed on April 29, 2016).